CONSENT AND REAFFIRMATION Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of June 22, 2023 (the “Amendment”) by and among Nelnet, Inc. (the “Borrower”), the Lenders party thereto and U.S. Bank National Association, in its individual capacity as a Lender and in its capacity as the administrative agent (the “Agent”), which amends that certain Third Amended and Restated Credit Agreement, dated as of September 22, 2021 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among the Borrower, the Lenders and the Agent. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Amendment or, if not defined therein, in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned (i) consents to the Amendment, (ii) reaffirms its obligations under the Guaranty and each and every other Loan Document to which it is a party and (iii) acknowledges and agrees that each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. This Reaffirmation is not intended to and shall not constitute a novation of the Credit Agreement, the other Loan Documents or the obligations created thereunder. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated. Dated: June 22, 2023 [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

HIGHERSCHOOL PUBLISHING COMPANY By: � '1-- B� Name: Erin Harms Title: Treasurer NGWEB SOLUTIONS, LLC By: __________ _ Name: Taige Haines Title: CEO and Manager NELNET SOLAR, LLC By: __________ _ Name: Jim Kruger Title: Treasurer and Manager ORNE-NELNET, LLC By: __________ _ Name: Title: Signature Page to Consent and Reaffirmation to Amendment No. I to Third Amended and Restated Credit Agreement

Signature Page to Consent and Reaffirmation to Amendment No. 1 to Third Amended and Restated Credit Agreement HIGHERSCHOOL PUBLISHING COMPANY By:__________________________ Name: Erin Harms Title: Treasurer NGWEB SOLUTIONS, LLC By:__________________________ Name: Taige Haines Title: CEO and Manager NELNET SOLAR, LLC By:__________________________ Name: Jim Kruger Title: Treasurer and Manager GRNE-NELNET, LLC By:__________________________ Name: Title:

HIGHERSCHOOL PUBLISHING
COMPANY

By:________________________
Name: Erin Harms
Title: Treasurer

NGWEB SOLUTIONS, LLC

By:________________________
Name: Taige Haines
Title: CEO and Manager

NELNET SOLAR, LLC

By:________________________
Name: Jim Kruger
Title: Treasurer and Manager

GRNE-NELNET, LLC

By:________________________
Name: Bill Munn
Title:Secretary

Signature Page to Consent and Reaffirmation to
Amendment No. 1 to Third Amended and Restated Credit Agreement